EXHIBIT 99(a)

                 IN THE CIRCUIT COURT OF COLE COUNTY, MISSOURI

BLUE CROSS AND BLUE SHIELD                   )
OF MISSOURI,                                 )
a Missouri nonprofit corporation,            )
                                             )
                    Plaintiff,               )
                                             )
vs.                                          )         Case No. CV196-619CC
                                             )         Division 1
JAY ANGOFF, in his official capacity         )
as the Director of the Missouri Department   )
of Insurance,                                )
                                             )
and                                          )
                                             )
the MISSOURI DEPARTMENT OF                   )
INSURANCE,                                   )
                                             )
and                                          )
                                             )
JEREMIAH W. (JAY) NIXON, in his              )
official capacity as the Attorney General    )
of the State of Missouri,                    )
                                             )
                    Defendants.              )

                     MOTION TO VACATE ORDER

     COMES NOW Plaintiff Blue Cross and Blue Shield of Missouri

("Blue Cross"), and moves that the Court vacate its order of

October 29, 1998 and declare it to be void ab initio.  In support of its Motion, Plaintiff states:

     (1)  The Court lacked jurisdiction to enter the order of

October 29, because the underlying judgments that it seeks to enforce, those entered December 30, 1996, remain on appeal.

Plaintiff's Application for Transfer is pending in the Supreme

Court of Missouri.  The appellate mandate has not yet issued, and in the absence of the mandate, the Court has no jurisdiction to take further action in the case.

     (2)  The order was entered without notice and an opportunity to be heard in violation of Blue Cross' rights to due process of law under the Constitutions of the United States and the State of

Missouri.

     (3)  The order was entered in the absence of any evidence

whatever to demonstrate the necessity for appointment of a

receiver or custodian under governing legal standards.  A

receiver or custodian pendente lite may be appointed by a Court only on a showing of emergency circumstances, such as the

imminent dissipation of assets or other threatened immediate irreparable harm, so as to warrant the taking of that drastic action.  There is no evidence whatever that such circumstances are present here.  The recitation of facts related to the

proposed Settlement Agreement contained in the Court's order does not suggest the existence of any possibility of irreparable harm.

     (4)  The Order is in fact frustrating rather than serving

its stated purpose of preserving the value of the assets of Blue

Cross pending further proceedings in this action.  The stated

purpose of the order is to preserve for the benefit of the

ultimate recipient of the assets of Blue Cross and Blue Shield of

Missouri its "non-profit assets".  The Court defines the non-

profit assets of Blue Cross to be:  (a) Blue Cross' 80% of the outstanding stock of RightCHOICE Managed Care, Inc., a publicly traded company, (b) the sum of $175,000, which is to be paid to the Missouri Foundation for Health pursuant to a settlement

agreement signed between the parties on September 20, 1998, and

(c) such other or different assets as the Court might later

determine to be "non-profit assets."

     (5)  The actual effect of the Court's order has not been to preserve the status quo and the value of the nonprofit assets.

Rather, the effect of the Court's order has been to disrupt the status quo and diminish the value of the assets.  Among the most valuable of Blue Cross' assets are the license agreements between

Blue Cross and Blue Shield of Missouri and the national Blue

Cross and Blue Shield Association.  The Association owns the names and marks, and licenses their use to local plans.  Blue

Cross has two agreements with the Association, one permitting use of the Blue Cross name and service mark, and the other permitting use of the Blue Shield name and mark.  RightCHOICE is a related affiliated licensee, whose right to use the names and marks is derivative of the rights of Blue Cross.  Both the Blue Cross and the Blue Shield agreements provide for automatic termination on appointment of a receiver or custodian of all or part of a

licensed plan's assets.  The Association has informed Blue Cross of its position that both Blue Cross' and RightCHOICE's rights to use the Blue names and marks terminated on entry of the October

29, 1998 order, and that it intends to take those steps necessary to prevent what it contends is the unlicensed continued use by

Blue Cross and RightCHOICE of the names and marks.

     (6)  The language of each license agreement imposes a

contractual obligation on the part of Blue Cross to pay a fee of

$25 per licensed member on termination.  This penalty, at the current membership levels of Blue Cross and RightCHOICE (should it be found to be due) would be approximately $20,000,000.

     (7)  The Court's order has further disrupted the status quo and impaired the value of Blue Cross and RightCHOICE, in that termination of the license agreements would stop Blue Cross and

RightCHOICE from offering, renewing, underwriting or

administering any health care plans using the Blue Cross and Blue

Shield names and marks.  Under the license agreements, Blue Cross and RightCHOICE are further required, within fifteen days after license termination, to notify all individual and group

customers, providers, brokers and agents of products or services sold, marketed, underwritten or administered by Blue Cross or

RightCHOICE of an address of an alternate carrier from whom they can secure "Blue Cross" coverage.  The order therefore presents a serious risk of erosion of the customer base of Blue Cross and

RightCHOICE.

     (8)  Loss of the licenses seriously impairs the value of

RightCHOICE, more than 80% of which is owned by Blue Cross, both by reason of the potential loss of the right to use the names and service marks and because of possible effects on RightCHOICE's credit arrangements.  RightCHOICE is a party to a loan agreement covering approximately $45 million of outstanding indebtedness of

RightCHOICE, including its line of credit for working capital and other purposes.  The loan is secured by the stock in HealthLink,

Inc., one of the most valuable assets of RightCHOICE, and so of

Blue Cross.  The lenders have informed RightCHOICE of their

position that termination of the license agreements is an event of default under the loan agreement, entitling them to pursue all remedies, including accelerating the maturity date and requiring immediate payment in full.

     (9)  At such time as the Court is again vested with

jurisdiction of this case, the Court will have the opportunity to enter such order as is appropriate at that time to achieve the objectives of the October 29 order: preserving the status quo pending consideration of the Motion to Approve Settlement and insuring that the Court is fully informed and adequately advised about the legal and financial terms and effects thereof.

     (10) Blue Cross therefore moves for entry of an order in the form attached hereto as Exhibit A.

     (11) A memorandum of law is filed in support hereof.

     WHEREFORE, for the reasons stated, Plaintiff Blue Cross and

Blue Shield of Missouri moves to vacate the order of October 29,

1998 .

                              LEWIS, RICE & FINGERSH, L.C.

                              By__/s/ Richard A. Ahrens
                                        Richard A. Ahrens, #24757
                                        John J. Riffle, #30578

                              500 North Broadway, Suite 2000
                              St. Louis, Missouri  63102
                              (314) 444-7600
                              Attorneys for Plaintiff
                              Blue Cross and Blue Shield of Missouri

                      CERTIFICATE OF SERVICE

     This is to certify that the foregoing was served on each party in the manner described, this 2d day of November, 1998:

Director of Insurance              HAND DELIVERY
Missouri Department of Insurance
301 West High Street
Jefferson City, MO  65102

Eleanor Hamburger                  U.S. MAIL
Jeanne Finberg
Consumers Union of U.S., Inc.
West Coast Regional Office
1535 Mission Street
San Francisco, CA  94103

Richard G. Callahan                HAND DELIVERY
Dori J. Drummond
Missouri Department of Insurance
301 West High Street, Room 630
Jefferson City, MO  65102-0690

Patrick H. Cantilo, P.C.           U.S. MAIL
Bryan R. Newcombe
Pierre J. Riou
Cantilo, Maisel & Hubbard, L.L.P.
111 Congress Avenue, Suite 1700
Austin, TX  78701

Marshall Wilson                    HAND DELIVERY
Paul Wilson
Counsel for Jeremiah W. (Jay) Nixon, Attorney General
P.O. Box 899
Supreme Court Building
Jefferson City, MO  65102

Richard S. Brownlee, III           U.S.MAIL
Hendren & Andrae
235 East High Street
Jefferson City, MO  65102

Stuart R. Berkowitz                U.S.MAIL
Platke and Berkowitz
520 N. Skinker
St. Louis, MO  63130

Irving Achtenberg                  U.S.MAIL
Achtenberg and Achtenberg, P.C.
4901 Main Street
Kansas City, MO  64112

Ann B. Lever                       U.S.MAIL
Joel D. Ferber
Legal Services of Eastern Missouri
4232 Forest Park Avenue
St. Louis, MO  63108

Dale C. Doerhoff, Esq.             HAND DELIVERY
Cook Vetter Doerhoff & Landwehr
231 Madison Street
Jefferson City, MO  65101

James W. Gallaher, Esq.            HAND DELIVERY
Carson & Coil, P.C.
515 East High Street
Jefferson City, MO  65102


                              _____/s/ Ricahrd A. Ahrens___________________



              IN THE CIRCUIT COURT OF COLE COUNTY, MISSOURI

BLUE CROSS AND BLUE SHIELD                   )
OF MISSOURI,                                 )
a Missouri nonprofit corporation,            )
                                             )
                    Plaintiff,               )
                                             )
vs.                                          )       Case No. CV196-619CC
                                             )
JAY ANGOFF, in his official capacity         )
as the Director of the Missouri Department   )
of Insurance,                                )
                                             )
and                                          )
                                             )
the MISSOURI DEPARTMENT OF                   )
INSURANCE,                                   )
                                             )
and                                          )
                                             )
JEREMIAH W. (JAY) NIXON, in his              )
official capacity as the Attorney General    )
of the State of Missouri,                    )
                                             )
                    Defendants.              )

                               ORDER

     On application by Plaintiff, the Court finding that the

Court's Order of October 29, 1998 was entered in the absence of jurisdiction, that order is vacated and declared to be void ab initio.



SO ORDERED:




     THOMAS J. BROWN III, JUDGE


DATE: ____________________________________


                               Exhibit A